EXHIBIT 10.64
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                                 OMNIBUS SECURED
                                 PROMISSORY NOTE

$274,630.18                                             WAKEFIELD, MASSACHUSETTS
                                                                DECEMBER 2, 1999

         FOR VALUE RECEIVED the undersigned, ANDREW M. MARTIN ("Martin") promises to pay to the order of ANNIE'S HOMEGROWN, INC. (the "Company") at the offices of the Company at 395 Main Street, Wakefield, MA 01880, or at such other place as the holder of this Note may from time to time designate, in lawful monies of the United States and in immediately available funds, the principal sum of Two Hundred Seventy-Four Thousand Six Hundred Thirty and 18/100 Dollars ($274,630.18) (or such greater amount as may result from adding thereto interest not paid when due) (the "Principal") payable until paid in twenty (20) quarterly installments, commencing on the date Martin receives the first payment under an agreement or agreements with Homegrown Holdings Corp. ("HHC") (such agreement or agreements being hereafter referred to as the "Stock Collar Agreement") and continuing on the same day of every third month thereafter (or, if later, that date on which either HHC exercises a call or Martin exercises a put under the Stock Collar Agreement), each installment to be equal to five percent (5%) of the original principal amount of this Promissory Note except that the final installment, which shall be due on the fifth anniversary of the Closing of the HHC Transaction (as defined below), shall be in the amount of the unpaid balance of the Principal (if any), provided that if HHC defaults by failing to make any quarterly payment due under the Stock Collar Agreement, the due date for the installment hereunder corresponding to such payment shall be postponed until such default is cured, provided further that in all events the entire unpaid balance of principal and interest of this Note shall be due on the fifth anniversary of the closing of the HHC transaction.

         The undersigned also promises to pay interest from the date hereof on the principal balance of this Note outstanding from time to time, until the principal balance is paid in full, at the rate of nine percent (9%) per annum (the "Interest Rate"), payable on the dates principal installments are due, provided that in the event HHC defaults by failing to make any quarterly payment due under the Stock Collar Agreement, interest on the Principal balance then outstanding shall cease to accrue until such default is cured.

         Attached to this Note as Schedule A is a schedule of the amount of each principal installment, plus accrued interest pre-computed to the date each of said principal installments is due, which calculation shall be conclusive absent manifest error. The Company shall have the right to revise such schedule to reflect changes in the pre-computed interest as a result of late payments and any delinquent interest charges added to principal as provided below. The first installment shall be due on December 2, 1999. To the extent permitted by law, any interest not paid when due shall be added to the principal amount of this Note then outstanding. The principal amount of this Note set forth above shall be deemed to be increased to reflect such addition, and such additional principal amount shall thenceforth bear interest at the Interest Rate.

         All payments shall be made in lawful money of the United States in immediately available funds, provided that at Martin's option, payment may be made by surrendering to the Company any shares of Common Stock of the Company which Martin is not obligated to sell to HHC. Any shares so surrendered shall be valued for purposes of this Note as set forth in the Separation Agreement, dated December 2, 1999, between Martin and the Company (the "Separation Agreement").

         Principal and all accrued interest shall be due and payable in full on the fifth anniversary of the closing of the HHC transaction. For purpose of this Note, the closing of the HHC transaction shall mean the Closing date of an Investment and Stock Purchase Agreement by and between the Company and HHC dated December 2, 1999. Overdue principal shall bear interest, payable on demand, at the rate of fourteen percent (14%) per annum (but any installment as to which the due date is postponed because of the existence of a payment default under the Stock Collar Agreement shall not be deemed "overdue"). All payments received, whether or not designated as principal or interest, shall be applied first to any premiums, costs or expenses payable by Martin hereunder or under the Separation Agreement as defined below, then to interest then due and the remainder to Principal. If any payment on this Note becomes due and payable on a Saturday, Sunday or legal holiday in Massachusetts, the maturity thereof shall be extended to the next succeeding business day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

         This Note is the Omnibus Secured Promissory Note referred to in the Separation Agreement and is subject to and entitled to the benefit of all the terms and conditions contained in said Separation Agreement. Terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Separation Agreement. This Note is secured by a Security Agreement and Collateral Assignment (the "Security Agreement"). Martin may prepay all or any part of the principal of this Note at any time without premium or penalty, provided that any prepayment in part shall be applied first to accrued interest to the date of prepayment and then to principal, and that any partial prepayment shall be applied to installments of principal in the inverse order of maturity.

         Each of the following shall constitute an Event of Default hereunder:

         (a) Any default by Martin in the payment when due and payable of any principal of or interest on this Note or any part thereof provided that such default continues unremedied for a period of twenty (20) days from the date upon which such payment is due;

         (b) Any default in the performance or observance by Martin of any terms, conditions, covenants or agreements contained herein or in the Separation Agreement or the Security Agreement (other than those referred to elsewhere in this paragraph) and continuance thereof unremedied for (or if such default can not be remedied within thirty (30) days, if action satisfactory to the Company is not taken with respect thereto within) thirty (30) days after notice of such default has been received by Martin from any source;

         (c) The death, adjudication of bankruptcy or insolvency of, or the making of an assignment for the benefit of creditors by Martin;

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

         (d) The institution of bankruptcy, reorganization, arrangement, liquidation, receivership, moratorium or similar proceedings by or against Martin, and if instituted against Martin, his consent thereto or the pendency thereof for sixty (60) days;

         (e) Any statement or other information furnished by Martin to the Company under or in connection with the Separation Agreement shall prove to be false or misleading in any material respect as of the time made or furnished; or

         (f) Loss, theft, damage or destruction of any substantial portion of any collateral for the obligations of Martin or the making of any levy, seizure or attachment of such collateral or the failure to pay when due any tax thereon.

         Martin acknowledges that if any of the events described in clauses (c) or (d) above shall occur, this Note shall become immediately due and payable without notice or demand, and that upon the occurrence and during the continuance of any other Event of Default described below, the principal of this Note and the interest accrued thereon may be declared to be immediately due and payable, whereupon the same shall be immediately due and payable without presentment, demand, protest or notice of any kind, all of which are expressly waived. Upon the principal of this Note and the interest accrued thereon becoming due and payable, the holder shall thereupon be entitled to exercise any or all of the remedies provided herein, in the Security Agreement or otherwise available by law.

         Without limiting the foregoing, any sums at any time credited by, due from or distributable by the Company to Martin and any securities or other property of Martin in the possession of the Company may at all times be held and treated as collateral security for payment of Martin's obligations. Regardless of the adequacy of any collateral, any such sums may be applied to, set-off against or recouped at any time with respect to any obligations of Martin on which Martin is primarily liable, or after the maturity thereof if Martin is secondarily liable thereon. Without limiting the foregoing, Martin expressly acknowledges that the Company may apply to, set-of against or recoup with respect to Martin's obligations hereunder any amounts which become distributable to Martin from the Company under any circumstances whatsoever.

         No delay or omission on the part of the holder in exercising any rights hereunder shall operate as a waiver of such right or of any other right of such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. Martin and every endorser and guarantor of this Note, regardless of the time, order or place of signing, waives presentment, demand, protest and notices of every kind in connection with the execution, delivery, acceptance, performance, default or enforcement of this Note, and assents to any one or more extensions or postponements of the time of payment and any other indulgences, to any impairment, substitution, exchange or release of any property securing this obligation, and to the addition or release of, or agreement by the holder not to sue, any other party or person primarily or secondarily liable.

         Martin agrees to pay on demand all costs of collection, including without limitation court costs and reasonable attorneys' fees, incurred by the holder in the enforcement or protection of holder's rights under this Note or with respect to any collateral securing payment of this Note, or incurred in connection with the collection of the principal of or interest on this Note.

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

         TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF MARTIN AND THE COMPANY HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND MUTUALLY WAIVES HIS OR ITS (AS THE CASE MAY BE) RIGHTS TO TRIAL BY JURY WITH RESPECT TO ANY CLAIM, ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATING TO THIS NOTE OR ANY COLLATERAL HEREFOR OR ANY OTHER DOCUMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, AND MARTIN WAIVES ALL RIGHTS TO REQUIRE THE COMPANY TO ELECT AMONG ANY OF ITS REMEDIES WITH RESPECT TO THIS NOTE OR ANY COLLATERAL. MARTIN REPRESENTS THAT HE HAS REVIEWED THE FOREGOING WAIVERS WITH HIS LEGAL COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY WAIVED HIS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH HIS LEGAL COUNSEL, AND AGREES THAT IN THE EVENT OF LITIGATION THIS NOTE MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT WITHOUT A JURY. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE COMPANY TO ACCEPT THIS NOTE AND MAKE THE ACCOMODATIONS CONTEMPLATED HEREBY.

         All agreements between Martin and the Company with respect to the Loan are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of this Note or otherwise, shall the amount paid or agreed to be paid to the Company for the use, forbearance or detention of the indebtedness evidenced hereby (hereinafter referred to in this paragraph as "interest") exceed the maximum permissible charge or rate under applicable law. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof, provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then this Note shall be governed by such new law as of its effective date. In this regard, Martin and the Company expressly stipulate that it is their intent in the execution, delivery and acceptance of this Note to contract in strict compliance with the laws of the Commonwealth of Massachusetts from time to time in effect, and that this Note shall conclusively be deemed to have been delivered in and to be performed in the Commonwealth of Massachusetts. If from any circumstance whatsoever, fulfillment of any provision of this Note, or any other agreement between Martin and the Company at the time performance of such provision shall be due, shall involve exceeding the limit allowed by law, then the obligation to be fulfilled shall automatically be reduced to said limit, and if from any circumstances the Company should ever receive as interest an amount or amounts which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance of the Note and not to the payment of interest. This provision shall control every other provision of all agreements between Martin and the Company.

         This Note shall be governed in all respects by, and construed and enforced in accordance with the laws of the Commonwealth of Massachusetts without application of its laws regarding choice of law. EACH OF MARTIN AND THE COMPANY HEREBY CONSENTS AND AGREES THAT THE SUPERIOR COURT OF ESSEX COUNTY IN SAID COMMONWEALTH AND THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF MASSACHUSETTS SHALL HAVE JURISDICTION TO HEAR AND DETERMINE ANY

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

CLAIMS OR DISPUTES BETWEEN MARTIN AND THE COMPANY PERTAINING TO THIS NOTE OR TO THE SECURITY AGREEMENT AND COLLATERAL ASSIGNMENT SECURING THIS NOTE OR ANY COLLATERAL COVERED THEREBY OR ANY MATTER PERTAINING TO ANY OF THE SAME, AND EACH HEREBY SUBMITS TO THE JURISDICTION OF SAID COURTS, AS WELL AS TO THE JURISDICTION OF ALL COURTS TO WHICH AN APPEAL MAY BE TAKEN OR OTHER REVIEW SOUGHT FROM THE AFORESAID COURTS, FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF ANY OF MARTIN'S OBLIGATIONS UNDER OR WITH RESPECT TO THIS NOTE OR ANY MATTER RELATING THERETO, PROVIDED, THAT NOTHING IN THIS NOTE SHALL BE DEEMED OR OPERATE TO PRECLUDE THE COMPANY FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO ENFORCE THIS NOTE. MARTIN EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND HE HEREBY WAIVES ANY OBJECTION WHICH HE MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS. MARTIN AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY INTERNATIONAL EXPRESS DELIVERY SERVICE ADDRESSED TO MARTIN AT THE ADDRESS FOR NOTICE SET FORTH IN THE SEVERANCE AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED AND TO CONSTITUTE PERSONAL SERVICE UPON THE EARLIER OF MARTIN'S ACTUAL RECEIPT THEREOF OR THIRTY (30) DAYS AFTER DELIVERY TO FEDERAL EXPRESS INTERNATIONAL OR OTHER ESTABLISHED INTERNATIONAL EXPRESS DELIVERY SERVICE, DELIVERY CHARGES PREPAID.

         Executed as an instrument under seal as of the day and year first above written.


                                                     /s/ Andrew M. Martin
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                                                     Andrew M. Martin

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Witness:


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